Organization and Going Concern	12 Months Ended
Apr. 30, 2012
Organization And Going Concern
Organization and Going Concern

1.	Organization and Going Concern:

Petro River Oil Corp (“Petro” or the “Company”) is an enterprise engaged in the exploration and exploitation of heavy oil properties. On September 7, 2012 a shareholder meeting was held to amend the Articles of the Corporation to change the name of the Company from Gravis Oil Corporation to Petro River Oil Corp. The Company’s principal administrative office is in Houston, Texas. The Company’s principal operations are in Western Missouri. Since November 2006, the Company’s activities have included analysis and evaluation of technical data, preparation of geological models, exploration drilling, conceptual engineering, construction and operation of thermal demonstration projects, and securing capital to fund operations. As of May 1, 2011, the Company determined the significant revenue metrics had been obtained in prior fiscal years, and management concluded the Company had exited the development stage.

As of April 30, 2012, the Company has a working capital deficiency of approximately $4.52 million, recurring losses, net cash outflows from operating activities and an accumulated deficit of approximately $146.4 million. During 2011, as a result of the Company’s financial position, cost factors and market conditions it suspended operations on its Missouri oil and gas assets. The Company will need to raise additional funds within the next 12 months by means of additional equity issuances, debt financing or selling of working interests in order to discharge its liabilities and continue its activities. In the longer term, the recoverability of the carrying value of the Company’s long-lived assets is dependent upon the Company’s ability to preserve its interest in the underlying properties, the discovery of economically recoverable reserves and the achievement of profitable operations. These matters raise substantial doubt about the Company’s ability to continue as a going concern.

While the outcome of fund raising and exploration activities cannot be determined at this time, these consolidated financial statements are prepared on the basis of a going concern. The going concern basis of presentation assumes the Company will continue in operation for the foreseeable future and will be able to realize its assets and discharge its liabilities and commitments in the normal course of business. While there is substantial doubt about the ability of the Company to continue to use the going concern assumption, these consolidated financial statements do not include any adjustments to the amounts and classification of assets and liabilities that may be necessary should the Company be unable to secure additional funding and attain profitable operations. Management intends to acquire additional assets. On June 27, 2012 the Company entered into a non-binding letter of intent with Petro River Oil, LLC (“Petro River”), a privately held Delaware limited liability company that would result in the Company acquiring Petro River for common stock, the name of the Company changed and the Company re-domiciled to Delaware (the "Merger Transaction"). The letter of intent also contemplates that the board of the Company will consist of 5 members, 4 of which will be nominated by Petro River. Currently it is intended that post- transaction, current common shareholders of the Company will own approximately 2% of the issued and outstanding shares of the Company.